Exhibit 99.1

                                                SELIGMAN NEW TECHNOLOGIES FUND I
                                                                   Symbol: XSTFX

                                        Fund Fact Sheet as of September 30, 2002

Fund Objective

The Fund seeks long-term capital appreciation by exploring opportunities and investing in companies that will bring us tomorrow's technologies, including private companies typically not available to the general public.

Inception Date: July 27, 1999

Per-Share Net Asset Value as of 9/30/02: $5.09

Average Annual Returns

                                                Without             With
                                             Sales Charges      Sales Charges

1 Year                                          (50.22)%           (51.69)%
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Since Inception                                 (34.34)            (34.97)
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Market Overview

The NASDAQ ended the third quarter at a six-year low as waves of momentum-driven selling pulled down valuations across all sectors. With the slowing of the economic recovery, corporations are reluctant to make significant capital expenditures. We believe meaningful spending will not begin until companies start to see the benefits of a recovering economy in their net income and in their free cash flow. Expectations for corporate IT spending are flat to slightly down for 2002 and flat to slightly up next year. We believe this is an environment in which fundamental research and careful stock selection will be critical. And while we don't foresee a major growth spurt in the tech indices in the near term, we do see opportunity among select high quality, highgrowth companies.

We believe that technology will regain its position as one of the main positive forces within the US economy. At the same time, we also believe in being prepared for down cycles. For private technology companies, we believe the cycle is currently at a low point, but not necessarily the lowest point. We therefore plan to manage both our current and follow-on investments cautiously and prepare our private portfolios for a recovery in technology spending and investing.

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For the periods ended 9/30/02. Past performance is no guarantee of future results. Return figures assume the reinvestment of all dividends and distributions. Returns are calculated without and with the effect of the initial 3% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

Seligman New Technologies Fund I is closed to new investment. Seligman New Technologies Fund I currently has no assets available for new venture capital investments. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and may not be so construed.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.


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Fund Holdings
as a percentage of net assets

                               [PIE CHART OMITTED]

Public Companies                                34.8%
Venture Capital                                 63.0%
Cash/Short-Term Securities                       2.2%


Venture Capital Sectors

                                        Percent of Net Assets

Other                                           37.7%
---------------------------------------------------------------
Digital Enabling Technologies                   11.2
---------------------------------------------------------------
Internet Business-to-Consumer                    6.9
---------------------------------------------------------------
Wireless                                         3.6
---------------------------------------------------------------
Enterprise Business Infrastructure               2.3
---------------------------------------------------------------
Broadband and Fiber Optics                       1.3
---------------------------------------------------------------

Public Top Sectors

                                        Percent of Net Assets

Media                                           13.7%
---------------------------------------------------------------
Telecommunications Services                      7.1
---------------------------------------------------------------
Semiconductor Equipment
  and Products                                   5.7
---------------------------------------------------------------
Communications Equipment                         3.8
---------------------------------------------------------------
Software                                         3.3
---------------------------------------------------------------

Top Public Holdings
Represents 29.3% of net assets

Clear Channel Communications
Media
---------------------------------------------------------------
Crown Castle International
Telecommunication Services
---------------------------------------------------------------
Viacom
Media
---------------------------------------------------------------
American Tower
Telecommunication Services
---------------------------------------------------------------
Agere Systems
Semiconductor Equipment and Products
---------------------------------------------------------------
JDS Uniphase
Communications Equipment
---------------------------------------------------------------
USA Interactive
Media
---------------------------------------------------------------
Applied Micro Circuits
Semiconductor Equipment and Products
---------------------------------------------------------------
Symantec
Software
---------------------------------------------------------------
THQ
Software
---------------------------------------------------------------


Top Venture Capital Holdings
Represents 55.2% of net assets

GMP Companies
Other
---------------------------------------------------------------
Gateway Learning
Internet Business-to-Consumer
---------------------------------------------------------------
LifeMasters Supported SelfCare
Digital Enabling Technologies
---------------------------------------------------------------
iBiquity Digital
Wireless
---------------------------------------------------------------
Access Data
Digital Enabling Technologies
---------------------------------------------------------------
Edison Venture Fund IV
Other
---------------------------------------------------------------
Homegain.com
Internet Business-to-Consumer
---------------------------------------------------------------
Geographic Network Affiliates International
Broadband and Fiber Optics
---------------------------------------------------------------
The Petroleum Place
Enterprise Business Infrastructure
---------------------------------------------------------------
Sensable Technologies
Digital Enabling Technologies
---------------------------------------------------------------


      The Fund is actively managed and its holdings are subject to change.

The views and opinions expressed are those of J. & W. Seligman & Co. Incorporated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

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EQNTF8 9/02                               Distributed by Seligman Advisors, Inc.